[FIRST INDEPENDENCE CORPORATION LETTERHEAD]




                                December 27, 1999








Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Independence Corporation, we cordially invite you to attend the annual meeting of stockholders. The annual meeting will be held at 10:30 a.m., Independence, central standard time, on January 26, 2000, at our office located at Myrtle and Sixth Streets, Independence, Kansas.

         In addition to the election of directors, stockholders are also being asked to ratify the appointment of Grant Thornton LLP as independent auditors. Accordingly, your Board of Directors unanimously recommends that you vote FOR the election of the nominees for director as well as the ratification of auditors.

         We encourage you to attend the annual meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

         Thank you for your attention to this important matter.

                                          Very truly yours,




                                           Larry G. Spencer
                                           President and Chief Executive Officer

                         FIRST INDEPENDENCE CORPORATION
                            Myrtle and Sixth Streets
                           Independence, Kansas 67301
                                 (316) 331-1660

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 26, 2000

         Notice is hereby given that the annual meeting of stockholders of First Independence Corporation will be held at our office located at Myrtle and Sixth Streets, Independence, Kansas, at 10:30 a.m. Independence, central standard time, on January 26, 2000.

         A proxy card and a proxy statement for the annual meeting are enclosed.

         The annual meeting is for the purpose of considering and acting upon:

         Proposal I.       Election of three  directors  of First  Independence,
                           each with a term of three years;

         Proposal II.      The ratification of the appointment of Grant Thornton
                           LLP as independent auditors for First Independence for the fiscal year ending September 30, 2000;

and such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

         Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record as of the close of business on December 6, 1999 are the stockholders entitled to vote at the annual meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders at our office during the ten days prior to the annual meeting as well as at the annual meeting.

         You are requested to complete and sign the enclosed proxy card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

                                              By Order of the Board of Directors




                                              Lavern W. Strecker
                                              CHAIRMAN OF THE BOARD


Independence, Kansas
December 27, 1999



--------------------------------------------------------------------------------
      IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.
          A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         FIRST INDEPENDENCE CORPORATION
                            Myrtle and Sixth Streets
                           Independence, Kansas 67301
                                 (316) 331-1660

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 26, 2000

         First Independence Corporation's Board of Directors is using this proxy statement to solicit proxies from the holders of First Independence common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about December 27, 1999.

         Certain of the information provided herein relates to our wholly owned subsidiary, First Federal Savings and Loan Association of Independence.

TIME AND PLACE OF THE ANNUAL MEETING; MATTERS TO BE CONSIDERED

         Our annual meeting will be held as follows:

         DATE:    January 26, 2000
         TIME:    10:30 a.m., central standard time
         PLACE:   Office of First Independence Corporation
                  Myrtle and Sixth Streets
                  Independence, Kansas

         At the annual meeting, stockholders are being asked to consider and vote upon the following proposals:

                  o        the   election   of   three    directors   of   First
                           Independence, each with a term of three years;

                  o the ratification of the appointment of Grant Thornton LLP as First Independence's independent auditors for the fiscal year ending September 30, 2000; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

VOTING RIGHTS OF STOCKHOLDERS; VOTES REQUIRED FOR APPROVAL

         Only holders of record of First Independence common stock on December 6, 1999 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of First Independence common stock you own as of the record date. On December 6, 1999, 1,063,730 shares of First Independence common stock were outstanding and entitled to vote at the annual meeting.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the First Independence common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         THE FIRST INDEPENDENCE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" THE PROPOSAL TO RATIFY GRANT THORNTON LLP AS FIRST INDEPENDENCE'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

VOTING OF PROXIES; REVOCABILITY OF PROXIES; PROXY SOLICITATION COSTS

         Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of First Independence common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting.

         Voting instructions are included on your proxy card. Shares of First Independence common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the Board of Directors' nominees and "FOR" ratification of the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending September 30, 2000. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

         You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of First Independence; (ii) notifying the Secretary of First Independence in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Gary L. Overfield, Secretary of First Independence Corporation at Myrtle and Sixth Streets, Independence, Kansas 67301.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of First Independence common stock on December 6, 1999, the record date for voting at the annual meeting and the number of shares held by the nominee on your behalf.

         We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth as of December 6, 1999, information regarding share ownership of: (i) those persons or entities known by us to beneficially own more than five percent of the common stock; (ii) each member of the First Independence Board of Directors; (iii) each executive officer of First Independence named in the Summary Compensation table appearing under "Executive Compensation" below; and (iv) all current directors and executive officers of First Independence as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as First Independence.

                                                                      SHARES         Percent
                                                                   BENEFICIALLY        of
        BENEFICIAL OWNER                                             OWNED(1)         Class
-------------------------------------------------------------      -------------    ---------
First Independence Corporation Employee Stock Ownership Plan        116,925(2)       10.99%

Athena Capital Management, Inc.                                      87,536(3)        8.23
621 E. Germantown Pike
Plymouth Valley, PA 19401

Jeffrey Gendell                                                      95,700(4)        9.00
31 West 52nd Street
17th Floor
New York, New York 10019

Larry G. Spencer, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR    73,684(5)        6.74

Harold L. Swearingen, DIRECTOR                                        9,230(6)        0.86

Lavern W. Strecker, DIRECTOR                                          7,118(7)        0.67

Robert A. Johnson, DIRECTOR                                           1,622(8)        0.15

William T. Newkirk II, DIRECTOR                                       9,818(9)        0.92

Joseph M. Smith, DIRECTOR                                             6,302(10)       0.59

E. JoVonnah Boecker, DIRECTOR                                           782(11)       0.07

Directors and executive officers as a group (10 persons)            241,171(12)      20.98

-----------------------
(1) Amounts include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power.
(2) The amount reported represents shares held by the ESOP, 88,902 of which have been allocated to accounts of participants. First Bankers Trust Company, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.
(3) As reported by Athena Capital Management, Inc. in a Schedule 13G/A dated January 27, 1999. Athena Capital Management, Inc., a registered investment adviser, reported sole voting and investment power with respect to 836 shares and shared voting and investment power with respect to 86,700 shares.
(4) As reported by Jeffrey L. Gendell, in a Schedule 13D dated January 9, 1998. Mr. Gendell serves as the Managing Member of Tontine Management, L.L.C. and Tontine Overseas Associates, LTD. The principal business of Tontine Management is serving as General Partner to Tontine Financial Partners, L.P. and to Tontine Partners, L.P., an affiliated private investment limited partnership. Tontine Financial Partners, L.P. reported shared voting and investment power with respect to 70,700 shares. Tontine Overseas Associates, L.L.C. reported shared voting and investment power with respect to 25,000 shares.
(5) Includes 29,885 shares held directly, 641 shares held solely by Mr. Spencer's spouse, 600 shares held by minor children of Mr. Spencer, 13,464 shares allocated to Mr. Spencer's account under the ESOP and 29,094 shares subject to options.
(6) Amount includes 3,572 shares held in a trust of which Mr. Swearingen is a trustee, and 5,658 shares subject to options.
(7) Represents 4,800 shares held in a trust, for the benefit of Mr. Strecker's wife, for which Mr. Strecker is a co-trustee, 1,000 shares held directly, and 1,318 shares subject to options.
(8) Includes 1,040 shares held jointly with Mr. Johnson's spouse and 582 shares subject to options.
(9)  Includes 4,000 shares held directly and 5,818 shares subject to options.
(10) Includes 484 shares held jointly with Mr. Smith's spouse and 5,818 shares subject to options.
(11) Includes 530 shares held jointly with Mrs. Boecker's spouse, 52 shares held jointly with Mrs. Boecker's children and 200 shares subject to options.
(12) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and/or investment power. This amount also includes an aggregate of 86,066 shares subject to options granted under the Stock Option Plan and 40,103 shares allocated to the accounts of participants under the ESOP.

                        PROPOSAL I ELECTION OF DIRECTORS

         Our Board of Directors currently consists of seven members. Approximately one-third of the directors are elected annually. Directors are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

         The following table sets forth certain information regarding the composition of our Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, we are unaware of any reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.


                                                                                                Term
                                                                                  Director       to
      Name               Age(1)    Position(s) Held with First Independence       Since(2)     Expire
---------------------   -------    ----------------------------------------       ---------    ------

                                                   NOMINESS

E. JoVonnah Boecker        52      Director                                          1999       2003
Larry G. Spencer           51      President, Chief Executive Officer and Director   1993       2003
Harold L. Swearingen       62      Director                                          1992       2003

                                        DIRECTORS CONTINUING IN OFFICE

Lavern W. Strecker         58      Director                                          1993       2002
Robert A. Johnson          53      Director                                          1999       2002
William T. Newkirk II      43      Director                                          1992       2001
Joseph M. Smith            54      Director                                          1993       2001


------------------------
(1) At September 30, 1999.
(2) Includes service as a director of the First Federal.


         The business experience during the last five years of each of the directors is as follows:

         E. JOVONNAH BOECKER. Ms. Boecker is the City Clerk of Neodesha, a position she has held since 1983.

         LARRY G. SPENCER. Mr. Spencer is President and Chief Executive Officer of First Independence and First Federal Savings. Mr. Spencer has been employed by First Federal Savings since 1974 and has held a variety of positions including Executive Vice President. Mr. Spencer was promoted to his present position in 1990. Mr. Spencer received a degree in Business Administration from Pittsburg State University and served in the U.S. Army for three years. He has served on the board of the Chamber of Commerce, Main Street, the Independence Community College Endowment Association, Community Chest and Junior Achievement. He is presently a member of the board of Heartland Community Bankers, USD#446 Endowment Association, Kansas Food Bank and Independence Industries. He is also a member of the Rotary Club.

         HAROLD L. SWEARINGEN. Prior to his retirement in 1992, Mr. Swearingen was employed as a telecommunications manager by ARCO Pipe Line Company, Independence, Kansas. Mr. Swearingen had been employed by Atlantic Richfield Co. and its subsidiaries since 1960. He is a graduate of Kansas State University. Mr. Swearingen is a member of the Institute of Electrical and Electronic Engineers.

         LAVERN W. STRECKER. Mr. Strecker is currently retired. Prior to his retirement in 1992, Mr. Strecker was employed by ARCO Pipe Line Company for 26 years with his last position being Manager of Accounting and Control.

         ROBERT A. JOHNSON. Mr. Johnson is currently the Human Resource Manager with M-E-C Company of Neodesha, Kansas. Mr. Johnson has been employed by M-E-C Company for the past five years. Prior to his employment with M-E-C Company, he was personnel manager with Emerson Electric of Independence, Kansas for 13 years.

         WILLIAM T. NEWKIRK II. Mr. Newkirk is an insurance agent with the Newkirk, Dennis & Buckles Insurance Co. located in Independence, Kansas. Mr. Newkirk has been in the insurance business for 20 years.

         JOSEPH M. SMITH. Mr. Smith is currently the County Extension Agent-Agriculture and Coordinator with the Montgomery County Extension Council. Mr. Smith has been employed by the Montgomery County Extension Council for the past 26 years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         MEETINGS AND COMMITTEES OF FIRST INDEPENDENCE. The Board of Directors generally meet on a quarterly basis. Our Board of Directors met four times during fiscal 1999. During fiscal 1999, no incumbent director attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         Our Board of Directors has standing Executive, Audit and Compensation Committees.

         The Executive Committee for fiscal 1999 was comprised of Chairman Strecker and Directors Newkirk and Smith. The Executive Committee meets on an as needed basis and exercises the power of First Independence's Board of Directors between Board meetings to the extent permitted by Delaware law. This committee did not meet during fiscal 1999.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of First Independence are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee for fiscal 1999 were Chairman Strecker and Directors Newkirk and Smith. During the fiscal year ended September 30, 1999, this committee did not meet; however, the entire First Independence Board of Directors performed its function during fiscal 1999.

         The Compensation Committee for fiscal 1999 was composed of Chairman Strecker and Directors Newkirk and Smith. This committee is responsible for administering the First Independence Corporation 1993 Stock Option and Incentive Plan and also reviews compensation and benefit matters. This committee did not meet during the fiscal year ended September 30, 1999.

         Our entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While we will consider nominees recommended by stockholders, we have not actively solicited such nominations. Pursuant to our Bylaws, nominations by stockholders must be delivered in writing to the Secretary of First Independence at least 30 days before the date of the annual meeting.

         MEETINGS AND COMMITTEES OF FIRST FEDERAL SAVINGS. First Federal Savings Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. First Federal Savings Board of Directors met 13 times during the fiscal year ended September 30, 1999. During fiscal 1999, no incumbent director of First Federal Savings attended fewer than 75% of the aggregate of the total number of meetings and the total number of meetings held by the committees on which he served.

         The Board of Directors of First Federal Savings has standing Executive, Investment/Interest Rate Risk, Loan and Asset Review Committees.

         First Federal Savings Executive Committee exercises the powers of First Federal Savings Board of Directors between board meetings, except that this committee does not have the authority of the board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or substantially all of the property and assets of First Federal Savings. The Executive Committee also serves as First Federal Savings Audit Committee and selects First Federal Savings independent accountants and meets with the accountants to discuss the scope and to review the results of the annual audit. The Executive Committee for fiscal 1999 was composed of Chairman Strecker and Directors Newkirk and Smith. The Executive Committee met twice during the fiscal year ended September 30, 1999.

         The Investment/Interest Rate Risk Committee is comprised of Director and President Spencer, Senior Vice President and Senior Loan Officer Gary L. Overfield and Vice President and Chief Financial Officer James B. Mitchell. The Investment Committee is responsible for the formulation of First Federal Savings strategy and monitoring its investment performance and implementation of First Federal Savings interest rate risk management strategy. This committee met four times during fiscal 1999.

         The Loan Committee is composed of Director and President Spencer, Mr. Overfield, Vice President and Asset Manager Jim L. Clubine and Vice President Gregg S. Webster. This committee meets weekly to evaluate and approve all loan applications. During fiscal 1999, this committee met 52 times.

         The Asset Review Committee is comprised of Director and President Spencer, Messrs. Overfield, Clubine and Webster and Ms. Lori L. Kelley, an Assistant Vice President of First Federal Savings. This committee identifies and reviews First Federal Savings problem assets. This committee met four times during fiscal 1999.

DIRECTOR COMPENSATION

         Our directors are not paid fees for their service in such capacity. Directors of First Federal Savings are paid a fee of $500 per month plus $500 per special Board meeting of First Federal Savings and $300 per Executive Committee meeting attended. With the exception of First Federal Savings
Executive Committee, no fee is paid for membership on First Federal Savings committees.

EXECUTIVE COMPENSATION

         We have not paid any compensation to First Independence executive officers since its formation. We do not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than First Federal Savings.

         The following table sets forth information regarding compensation paid by First Independence and First Federal Savings to their Chief Executive Officer for services rendered during the fiscal year ended September 30, 1999. No other executive officer made $100,000 or more during the fiscal year ended September 30, 1999.

                                             SUMMARY COMPENSATION TABLE
======================================================================================================================
                                                                            Long-Term Compensation

                         Annual Compensation(1)                                      Awards

                                                                            RESTRICTED
                                                                              STOCK        OPTIONS/      ALL OTHER
                                                     Salary      Bonus       AWARD(S)        SARS       COMPENSATION
     Name and Principal Position           Year      ($)(2)       ($)          ($)            (#)           ($)
--------------------------------------  ---------- ----------   ---------   -----------   ----------    -------------
Larry G. Spencer, President and Chief      1999      $117,356     $10,683       $---         ---          $11,630(3)
   Executive Officer                       1998       106,126       9,938        ---         ---           10,999
                                           1997        99,837       9,184        ---         ---           11,119
======================================================================================================================

-----------------------
(1) Pursuant to Securities and Exchange Commission rules, perquisites equal to the lesser of $50,000 and 10% of salary and bonus are excluded from the table above.
(2) Includes directors' fees of $6,500, $6,150 and $5,575 during fiscal 1999, 1998 and 1997, respectively.
(3) Includes the dollar value of 2,048 shares allocated to Mr. Spencer's account under the First Independence Corporation Employee Stock Option Plan and excess group life insurance premiums of $485 paid by First Federal Savings during fiscal 1999.

         No stock appreciation rights were granted during fiscal 1999. The following table sets forth certain information concerning the number and value of unexercised stock options held by our Chief Executive Officer at September 30, 1999. No options were exercised during fiscal 1999.

                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
=====================================================================================================================

                                                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS/SARS
                                                        OPTIONS/SARS AT FY-END (#)           AT FY-END ($)(1)
                         SHARES          VALUE
        NAME            ACQUIRED       REALIZED ($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
                      ON EXERCISE (#)

Larry G. Spencer           N/A             N/A            29,094           N/A           $180,928           N/A
=====================================================================================================================

--------------------
(1) Represents the aggregate market value (market price of First Independence common stock less the exercise price) of the option granted based upon the average of the bid and asked prices of $11.21875 per share of the common stock on September 30, 1999.

EMPLOYMENT AGREEMENTS

         First Federal Savings has entered into employment agreements with Mr. Spencer and two other executive officers. The employment agreements are designed to assist us in maintaining a stable and competent management team upon which our continued success First Federal Savings depends. These agreements were filed with, and approved by, the Office of Thrift Supervision as part of First Federal Savings application for conversion from mutual to stock form. The employment agreements provide for annual base salary in an amount not less than the employee's current salary and an initial term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal Savings. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreements are also terminable by the employee upon 90 days' notice to First Federal Savings.

         The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation, in the event there is a "change in control" of First Federal Savings where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by First Federal Savings for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 574.4. Such events are generally triggered prior to the acquisition or control of 10% of the First Independence's common stock. The agreements also guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Spencer had been terminated as of September 30, 1999, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $332,568.

CERTAIN TRANSACTIONS

         We have followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to employees, executive officers and directors are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time with other persons, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features, which is consistent with current federal requirements. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by our loan committee.

             PROPOSAL II RATIFICATION OF THE APPOINTMENT OF AUDITORS

         We have renewed our arrangement for Grant Thornton LLP to be our independent auditors for the 2000 fiscal year, subject to the ratification of the appointment by our stockholders. A representative of Grant Thornton LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such annual meeting must be received at the executive office located at Myrtle and Sixth Streets, Independence, KS 67301 no later than August 30, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such annual meeting must be received at our executive office located at Myrtle and Sixth Streets, Independence, KS 67301 by December 28, 2000; provided, however, that in the event that the date of the annual meeting is held before December 28, 2000, or after February 25, 2001, the stockholder proposal must be received not later than the close of business on the later of the 30th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such annual meeting was first made. All stockholder proposals must also comply with our bylaws and Delaware law.

                                  OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.



Independence, Kansas
December 27, 1999

                                 REVOCABLE PROXY

                         FIRST INDEPENDENCE CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 26, 2000


         The undersigned hereby appoints the Board of Directors of First Independence Corporation, and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at the main office of First Independence located at Myrtle and Sixth Streets, Independence, Kansas, on January 26, 2000 at 10:30 a.m., and at any and all adjournments and postponements thereof, as follows:

I.  The election as directors of all nominees listed below for three-year terms.

                /_/ FOR                          /_/  WITHHELD


    INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

       E. JOVONNAH BOECKER      LARRY G. SPENCER       HAROLD L. SWEARINGEN


II. The ratification of the appointment of Grant Thornton LLP as auditors of the the Company for the fiscal year ending September 30, 2000.

       /_/ FOR                  /_/ AGAINST            /_/ ABSTAIN

      In their discretion, the proxies are authorized to vote on such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS AND THE PROPOSAL LISTED ABOVE.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the annual meeting or at any adjournments or postponements thereof, and after notification to the Secretary of First Independence at the annual meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from First Independence, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement and First Independence's Annual Report to Stockholders for the fiscal year ended September 30, 1999.




Dated:                                            ------------------------------
       ----------------------                     SIGNATURE OF STOCKHOLDER




                                                  ------------------------------
                                                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.